SUPPLEMENT TO THE PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Emerging Markets Growth Fund

         Effective  May  1,  1999,   page  2  of  the  prospectus   under  "Fund
Facts--Portfolio Manager" is revised to state:

o        By committee including:
                  Liu-Er Chen
                  Eleanor H. Marsh
                  Antonio T. Docal
                  Francis X. Claro

         Furthermore, the section of the Evergreen Emerging Markets Growth Fund prospectus entitled "The Funds' Portfolio Managers" is supplemented to reflect the following change:

         Emerging Markets Growth Fund

         The day-to-day management of the Fund is handled by a committee composed of the following individuals.

         Liu-Er Chen, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Prior to joining Evergreen in 1995, he spent three years in U.S. and German pharmaceutical companies in their strategic planning area.

         Francis X. Claro, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, he worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments in Argentina, Brazil, Peru and Uruguay.

         Antonio T. Docal, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, Mr. Docal was Vice President of Docal Associates, Inc., an import/export and trade company that he co-founded.

         Eleanor H. Marsh is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Ms. Marsh joined Evergreen in 1994 as a Senior Analyst of the Asian equity markets. Prior to joining Evergreen, Ms. Marsh spent five years at S.G. Warburg Securities in Tokyo as a Senior Analyst in the Japanese equity research department.

May 3, 1999

II.         Evergreen Latin America Fund and Evergreen Precious Metals Fund

         The following disclosure is added to the "Overview" page of the prospectus:

Concentration Risk

An investment in a Fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

         The "Risk Factors" section under the fund-specific page for the Funds is revised to add the following risk (defined above):

o        Concentration Risk


        In addition, the "Investment Strategy" section for Evergreen Latin America Fund is revised to reflect that the Fund will invest in the aggregate at least 25% of its total assets in the securities of issuers primarily engaged in the energy, telecommunications and utility industries.

July 12, 1999


III.     Evergreen Global Leaders Fund

         Effective August 2, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         The day-to-day management of the Fund is handled by Edwin D. Miska. Mr. Miska has been an analyst with EAMC and its predecessor since 1986. He became a portfolio manager with EAMC in 1989, and has managed the Fund since its inception in November 1995.


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July 12, 1999